Exhibit 99.1

The JMP Securities Healthcare Conference
September 27, 2011

Forward Looking Statements
This presentation contains forward-looking statements, including PDL’s expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
• The expected rate of growth in royalty-bearing product sales by PDL’s existing licensees;
• The ability of PDL’s licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
• Changes in any of the other assumptions on which PDL’s projected royalty revenues are based;
• Changes in foreign currency rates;
• Positive or negative results in PDL’s attempt to acquire royalty-related assets;
• The outcome of pending litigation or disputes, including PDL’s current dispute with Genentech related to ex-U.S. sales of
 Genentech licensed products; and
• The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL’s actual results to differ materially from those expressed or implied in the forward-
looking statements in this presentation are discussed in PDL’s filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL’s filings with the SEC may be obtained at the
"Investors" section of PDL’s website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Company	PDL BioPharma, Inc.
Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2010 Revenues	$345 million
2011- Q3YTD Revenue Guidance	$288 million
2011 Regular Dividends	$0.15 /share paid on March 15, June 15, September 15 & December 15
Q2-2011 Cash Position1	$236 million
Shares O/S2	~ 140 million
Average Daily Volume	~ 3 million shares
Key Information

1. As of June 30, 2011; 2. Not fully diluted

Overview of PDL BioPharma

Mission Statement
• Optimize return for shareholders
• Manage existing royalty assets
 • Queen et al. Patents
 • Patent license agreements

• Purchase new royalty generating assets
 ▪ Assets that improve shareholder return
 ▪ Commercial stage assets
 ▪ Prefer biologics with strong patent protection

Antibody Humanization Technology
• Antibodies are naturally produced by humans to fight
 foreign substances, such as bacteria and viruses
• In the 1980’s, scientists began creating antibodies in non-
 human immune systems, such as those of mice, that could
 target specific sites on cells to fight various human
 diseases
• However, mouse derived antibodies are recognized by the
 human body as foreign substances and may be rejected
 by the human immune system

• PDL’s technology allows for the “humanization” of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
• PDL’s humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
• PDL’s technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over $17 billion

Corporate Governance
Management
• John McLaughlin
 President & CEO
• Christine Larson
 VP & CFO
• Christopher Stone
 VP, General Counsel &
 Secretary
• Caroline Krumel
 VP of Finance
• Danny Hart
 Associate General Counsel
Board of Directors
• Fred Frank
 Lead Director
• Jody Lindell
• John McLaughlin
• Paul Sandman
• Harold Selick

Licensed Products and Royalty Revenue

Product	Licensor	2010 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.4 billion[1]	■ Metastatic colorectal cancer ■ Advanced non-small cell lung cancer ■ Renal cancer ■ Metastatic HER2- breast cancer ■ Glioblastoma
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$5.4 billion[1]	■ Metastatic HER2+ breast cancer ■ Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$3.0 billion[1]	■ Wet age-related macular degeneration (AMD) ■ Macular edema or swelling following retinal vein occlusion ■ Diabetic macular edema ■ Lucentis is the only approved treatment for wet AMD proven to improve or maintain vision
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.0 billion[1]	■ Moderate to severe persistent allergic asthma ■ First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec and Elan	$1.2 billion[1]	■ Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease ■ Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$0.5 billion[2]	■ Rheumatoid arthritis (RA)

PDL BioPharma

Licensed Products and Royalty Revenue

1. As reported to PDL by its licensee 2. As reported by Roche; assume 1.155 CHF/USD

$400
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

BioPharma

Royalty Revenue & Licensed Products

Royalties by Product
($ in millions)

How Long Will PDL Receive Royalties from
Queen et al. Patents?
• PDL’s revenues consist of royalties generated on sales of licensed products
 ▪ Sold before the expiration of the Queen et al. patents in mid-2013 through end of 2014
 or
 ▪ Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Formulation, Fill and Finish Schedule
½ month
1 month
½ month
2-3 months
Thaw, Formulation
& Vial Filling
Quality
Release
Packaging
& Quality
Inventory
Example of Antibody Bulk Manufacturing Schedule
Cell
Culture
Quality Release
Testing
Bulk Frozen Storage
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos
3 mos
2-18 months
1mo
1mo
Purification to Concentrated Bulk/Frozen

Genentech Product Made or Sold in U.S.
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Genentech Product Made and Sold Ex-U.S.
All Sales	3.0%
Queen et al Patents - Royalty Rates

• Tysabri and Actemra
 • Flat, low single-digit royalty
• Genentech Products (Avastin, Herceptin, Lucentis1 and Xolair)
 • Tiered royalties on product made or sold in US
 • Flat, 3% royalty on product made and sold outside US
 • Blended global royalty rate on Genentech Products in 2010 was 1.9%
 • Blended royalty rate on Genentech Products in 2010 made or sold in US was
 1.5%
1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues.

Percent of Total Worldwide Sales 1
80%
70%
60%
50%
40%
30%
20%
10%
0%
49%
27%
56%
19%
56%
19%
68%
45%
71%
40%
73%
43%
Q3-2010
Q1-2011
Q3-2011
Q3-2010
Q1-2011
Q3-2011
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales

PDL BioPharma

Shift of Manufacturing Sites = Higher Royalties
• Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made and sold ex-US
 ▪ Current production at Penzburg (Herceptin) and Basel (Avastin) plants
 ▪ Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
 - E. coli (Lucentis) and CHO (Avastin) plants are approved for commercial supply to the US
 - E. coli and CHO plants are expected to be approved for commercial supply to the EU in 2011
 - Currently, all Lucentis is made in the US

1. As reported to PDL by its licensee

Royalty Products - Approved

Royalty Products - Avastin

Avastin
Herceptin
Lucentis
Xolair
Tysabri
RoActemra
✓ With respect to its accelerated approval for the treatment of
 HER2- breast cancer, FDA, an FDA Advisory Committee and
 an FDA special appeals committee have recommended
 removal of this indication from Avastin’s label due to the lack of compelling data reported in required confirmatory trial.
✓ Final decision rests with the FDA Commissioner.
✓ Genentech has submitted a new proposal to maintain the
 approval with more restrictive labeling, REMS and a
 commitment to conduct a new 480 patient confirmatory trial.
✓ EMEA narrowed, but did not withdraw Avastin’s approval for first line treatment of HER2- breast cancer in combination
 with paclitaxel or with Xeloda.
✓ Roche lowered its estimate of peak annual sales from of
 Avastin from CHF8 - CHF9 billion to CHF7 billion.

Royalty Products - Avastin

Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On June 4, 2011, Genentech announced results from Phase 3
 study evaluating Avastin in combination with chemotherapy
 (gemcitabine and carboplatin) followed by the continued use of
 Avastin alone in women with previously treated (recurrent)
 platinum-sensitive ovarian cancer which showed that women who received Avastin experienced a 52% reduction in the risk of their disease progressing (HR=0.48, p<0.0001) compared to women
 who received chemotherapy alone.
✓ Two previous Phase 3 studies in women with newly diagnosed ovarian cancer demonstrated that front-line Avastin in
 combination with standard chemotherapy (carboplatin and
 paclitaxel), followed by the continued use of Avastin alone, significantly increased progression free survival compared to treatment with chemotherapy alone.
✓ EU’s CHMP has recommended approval for first line treatment of ovarian cancer.
✓ Genentech expects to file an application for approval in US in late
 2011 so that it can meet FDA’s request for overall survival data.

Royalty Products - Lucentis

Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On January 7, 2011, Novartis announced that Lucentis has been approved in the EU for the treatment of visual impairment due to diabetic macular edema (DME).
 ▪ DME is a leading cause of blindness in the working-age
 population in most developed countries.
✓ On February 11 and June 28, 2011, Genentech announced that two Phase 3 studies evaluating patients with DME showed that a significantly higher percentage of patients receiving monthly dosing of Lucentis achieved an improvement in vision compared to those in a control group, who received a placebo injection.
✓ On June 6, 2011, Novartis announced that Lucentis has been approved in the EU for the treatment of visual impairment due to macular edema secondary to retinal vein occlusion.

Royalty Products - Lucentis

Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On April 28, 2011, New England Journal of Medicine reported the results from the NEI’s CATT study comparing Lucentis and
 Avastin on fixed and variable schedules in the treatment of AMD.
✓ Efficacy results from the first year of the two year study showed that, with respect to the primary endpoint of mean change in visual acuity (number of lines of letters on an eye chart) at 12 months, less expensive Avastin was not inferior to Lucentis.
 ▪ It is estimated that off label use of Avastin in the U.S. was
 60% prior to the results of the CATT trial.
✓ At 12 months, serious adverse events (primarily hospitalizations)
 occurred at a 24% rate for patients receiving Avastin and a 19%
 rate for patients receiving Lucentis. However, preliminary 24 month safety data showed no difference between Lucentis and
 Avastin treated patients in terms of death, stroke and all
 arteriothrombotic events.
✓ On August 30, 2011, FDA issued a health warning alert after at least 16 AMD patients suffered eye infections after being treated with repackaged Avastin.
✓ Veterans Administration has halted its use of Avastin for AMD pending an investigation into treatment related safety concerns.

Royalty Products - Lucentis

Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ Regeneron and Bayer have reported data from two Phase 3 trials investigating VEGF Trap in age-related macular degeneration (AMD)
 patients showing that it may be injected into the eye every other month with safety and efficacy comparable to that of monthly dosing of
 Lucentis.
✓ On December 20, 2010, Regeneron reported positive Phase 3 data in the treatment of retinal vein occlusion (RVO) for which Lucentis is approved.
 ▪ Unlike the AMD trial, monthly administration was used in the RVO trial, which does not afford a dosing advantage with respect to
 Lucentis.
✓ An FDA Advisory Committee recommended approval of VEGF Trap for AMD on June 17, 2011. FDA extended the initial PDUFA date of
 August 20, 2011 for AMD to November 18, 2011.
✓ On June 7, 2011, Regeneron and Bayer filed an application for AMD in EU.
✓ Regeneron filed suit in February 2011 seeking a summary judgment that it does not infringe Genentech’s patents and Genentech countersued in April 2011 asserting that Regeneron is willfully infringing Genentech’s patents, seeking treble damages and asking for injunctive relief.

Royalty Products - Tysabri

Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ FDA and EMEA have included JC virus (JCV) status as a risk factor for PML in the product label for Tysabri.
 ▪ The EMEA also recommended a five-year renewal of the
 Tysabri’s Marketing Authorization in the EU.
 ▪ EMEA Physician Info Document states that risk of PML in:
 o JCV- patients is <0.2 per 1000
 o JCV+ patients with no prior immunosuppressants is 0.4 per
 1000 in first two years
 o JCV+ patients with no prior immunosuppressants is 2.6 per
 1000 in years 2-4
 o JCV+ patients AND prior immunosuppressants AND 2 or
 more years is 9 per 1000
 o JCV+ = roughly 55% of MS population
✓ Net patient adds increased to 2400 in 2Q11, up from 1900 in 1Q11.

Royalty Products - Actemra

Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On January 5, 2011, Roche announced that FDA expanded the
 Actemra label to include inhibition and slowing of structural joint damage, improvement of physical function, and achievement of major clinical response in adult patients with moderately to severely active rheumatoid arthritis.
✓ On April 18, 2011, FDA approved Actemra to treat patients age 2 and older with active systemic juvenile idiopathic arthritis (SJIA).
 ▪ It is the first approved treatment for SJIA, a rare and severe form of arthritis affecting children.
✓ On July 19, 2011, Chugai/Roche announced that a subcutaneous formulation of Actemra has shown efficacy in rheumatoid arthritis comparable to the approved intravenous formulation. Based on these non-inferiority data, the company plans to file for approval in Japan in 2012.

Potential Royalty Products
- Development Stage

Potential Royalty Products - T-DM1

T-DM1
Breast HER2+ Cancer
✓ On September 23, 2011, Roche/Genentech announced results
 from a Phase 2 trial in first line HER2+ breast cancer patients which showed a progression free survival of 14.2 months in the T
 -DM1 treated patients compared to 9.2 months in the women
 treated with combination of Herceptin and docetaxel.
✓ Overall response rate was 64.2% in the T-DM1 treated patients and 58% in the Herceptin and docetaxel treated patients.
✓ Roche/Genentech expect to file for second line approval in 2012.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Pertuzumab

T-DM1
Breast HER2+ Cancer
✓ On December 10, 2010, Roche/Genentech reported the results from a Phase 2 trial investigating the neoadjuvant (prior to surgery) use of pertuzumab and Herceptin plus chemotherapy for the treatment of early-stage, HER2+ breast cancer.
✓ Treatment significantly improved the rate of complete tumor disappearance in the breast by more than half compared to
 Herceptin plus docetaxel, p=0.014.
✓ On July 15, 2011, Roche/Genentech reported the results from a
 Phase 3 trial in pertuzumab plus Herceptin and docetaxel met the primary endpoint of progression-free survival (PFS) vs. Herceptin plus docetaxel alone
✓ Roche/Genentech expect to file for approval at the end of 2011.
✓ Unlicensed product.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Bapineuzumab

T-DM1
Breast HER2+ Cancer
✓ Phase 3.
✓ On July 19, 2011, researchers from Pfizer and Johnson &
 Johnson reported long-term safety of 194 patients in a mid-stage trial of the drug that stayed on treatment after the initial phase ended.
 ▪ The brain swelling condition called vasogenic edema, which caused safety concerns early on in the trial, may decrease
 over time.
✓ Data expected in second half of 2012.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Solanezumab

T-DM1
Breast HER2+ Cancer
✓ Phase 3.
✓ Data expected in second half of 2012.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Daclizumab

T-DM1
Breast HER2+ Cancer
✓ Positive efficacy data reported from first of two Phase 3 trials.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Genentech / Roche - Product Pipeline
2011
2012
2013
2014
Avastin
Lucentis
Diabetic Macular Edema (US)
Pertuzumab1
mBC HER2+ 1st Line
Avastin + Herceptin
mBC HER+ 2nd Line
Avastin
Relapsed Ovarian Cancer
T-DM1
HER 2+ Advanced mBC
Actemra
RA DMARD H2H (EU)
Actemra
Ankylosing Spondylitis
Herceptin
Subcutaneous Formulation
Avastin & Herceptin
HER2+ mBC 1st Line
Avastin
mCRC TML
Actemra
SC Formulation (EU)
Afutuzumab (GA101)
Chronic Lymphocytic
Leukemia
Actemra
Avastin
BC Adjuvant HER2+
Avastin
BC Adj Triple Negative
Herceptin
BC HER 2+ Adj 2 Year
Xolair
Chronic Idiopathic
Urticaria
Avastin
Glioblastoma 1st Line
Actemra
SC Formulation (US)
Lucentis
AMD High Dose (US)
T-DM1
HER 2+ mBC 1st Line
Ocrelizumab1
PPMS & RRMS
1.Not a licensed product
Source: Roche investor update, July 21, 2011
US & EU Filings Calendar

Financials

INCOME STATEMENT				
	Fiscal Year Ending 12/31		Year to Date	
	2009	2010 [1]	Q2-2011 [2]	Q3-2011E [2]
Revenue	$ 318	$ 345	$ 205	$ 288
Expenses	21	134	10	
EBIT	297	211	195	
Net Interest Expense	17	61	19	
Pre-Tax Profit	280	150	176	
Taxes	91	58	62	
Net Income	$ 189	$ 92	$ 114	

BALANCE SHEET		
	As of	
	12/31/2010	6/30/2011
Cash, Cash Equivalents & Investments	$ 248	$ 236
Total Assets	$ 317	$ 284
Total Debt	$ 518	$ 477
Total Stockholders' Deficit	$ (324)	$ (294)

PDL BioPharma™

Financial Overview

1. Includes $92.5 million one time legal settlement to MedImmune. Net interest expense includes
 $17.6 million loss on convertible note retirement.
2. Includes $10.0 million one time legal settlement from UCB.

Debt

($ in millions)	Debt Outstanding 12/31/2009	12/31/2010	9/30/2011E
2.75% Convertible Debt			
August 2010 Note Holder Put	$ 200	$ -	$ -
2.00% Senior Convertible Debt			
February 2012 Maturity	228	133	-
10.25% Securitization Note			
September 2012 Anticipated Maturity	300	204	115
2.875% Senior Convertible Debt			
February 2015 Maturity	-	180	180
3.75% Senior Convertible Debt			
May 2015 Maturity	-	-	155
Total Debt	$ 728	$ 517	$ 450

Current and Long-Term Liabilities
• $155 million 3.75% senior convertible notes due May 2015
 ▪ Notes issued May 16, 2011; conversion rate is 132.6682 / $1,000 face amount ($7.54/share)
 ▪ Bond hedge effectively increases conversion price to $8.87 / share
 ▪ Notes “net share settle” and are excluded from diluted EPS
• $180 million 2.875% convertible senior notes due February 2015
 ▪ Conversion rate is 151.713 shares / $1,000 face amount ($6.59/share)

• $300 million 10.25% secured non-
 recourse notes; principal balance of
 $115 million as of September 30,
 2011
 ▪ Approximately 40% of Genentech royalties
 dedicated to quarterly principal and interest
 ▪ After retirement, securitized Genentech
 royalties will be retained by PDL
• The purpose of restructuring PDL’s
 debt is to free up cash for the
 acquisition of new royalty assets

Legal Matters

Recent Resolution of Legal Disputes
• PDL has resolved all challenges to the Queen et al. Patents in the
 U.S. Patent and Trademark Office (USPTO) and the European
 Patent Office (EPO) as well as its dispute with MedImmune
 ▪ UCB Pharma
 - PDL received $10 million from UCB and PDL agreed not to sue UCB for any royalties related to Cimzia
 - UCB terminated patent interference proceedings before the USPTO and withdrew its opposition appeal in the EPO
 ▪ MedImmune
 - PDL paid MedImmune $65 million on February 15, 2011, and will pay them an additional
 $27.5 million by February 2012
 - MedImmune ceased support of any party in the EPO opposition appeal
 ▪ Novartis
 - PDL dismissed its claims against Novartis in its Nevada lawsuit
 - Novartis withdrew its opposition appeal to PDL’s European patent in EPO
 - Beginning in 2Q11, PDL will pay Novartis an amount based on Novartis’ net ex-U.S. sales of
 Lucentis during calendar year 2011 and beyond
 ▪ BioTransplant
 - PDL acquired BioTransplant, a bankrupt company and instructed BioTransplant to withdraw its opposition appeal in the EPO

Pending Dispute with Genentech and Roche
• In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL’s supplementary protection certificates (SPCs)
 ▪ Products include Avastin, Herceptin, Lucentis and Xolair
 ▪ SPCs are patent extensions in Europe that are issued on a country-by-country and product-by
 -product basis

• PDL Response
 ▪ Genentech’s assertions are without merit
 ▪ PDL disagrees with Genentech’s assertions of non-infringement
 ▪ Genentech had waived its rights to challenge our patents, including SPCs in its 2003
 Settlement Agreement with PDL

• 2003 Settlement Agreement
 ▪ Resolved intellectual property disputes between the two companies at that time
 ▪ Limits Genentech’s ability to challenge infringement of PDL’s patent rights, including SPCs, and waives Genentech’s right to challenge or assist other in challenging the validity of our patent rights

Nevada Lawsuit Against Genentech/Roche
• PDL filed a lawsuit against Genentech and Roche in Nevada state court
 ▪ Lawsuit states that fax constitutes a breach of 2003 Settlement Agreement because Genentech assisted
 Roche in challenging PDL’s patents and SPCs
 ▪ Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney’s fees

• In November 2010, Genentech and Roche filed two motions to dismiss
 ▪ They contend that 2003 Settlement Agreement applies only to PDL’s U.S. patents
 ▪ They asserted that the Nevada court lacks personal jurisdiction over Roche

• On July 11, 2011, court denied Genentech and Roche's motion to dismiss four of PDL's five claims for relief and denied Roche's separate motion to dismiss for lack of personal jurisdiction.
 ▪ The court dismissed one of PDL's claims that Genentech committed a bad-faith breach of the covenant of good faith and fair dealing

• The court ruling allows PDL to continue to pursue its claims that:
 ▪ Genentech is obligated to pay royalties to PDL on international sales of the Genentech Products
 ▪ Genentech, by challenging, at the behest of Roche and Novartis, whether PDL's SPCs cover the Genentech
 Products breached its contractual obligations to PDL under the 2003 settlement agreement
 ▪ Genentech breached the implied covenant of good faith and fair dealing with respect to the 2003 settlement agreement
 ▪ Roche intentionally and knowingly interfered with PDL's contractual relationship with Genentech in conscious disregard of PDL's rights

Optimizing Stockholder Return

Business Strategy
• Purchase new royalty assets and
 ladder like a bond portfolio
 ▪ Continue to reinvest in new royalty
 assets and pay dividends
 - Commercial stage products
 - Sweet spot $75MM to $150MM
 ▪ Debt repaid by end of 2015
 ▪ Company continues as long as it can
 generate satisfactory return
• If unable to acquire royalty assets on
 attractive terms, build cash reserves
 to:
 ▪ Repay debt
 ▪ Use all excess cash to pay dividends to
 enhance shareholder return
 ▪ Wind-up company in 2016 timeframe

• Queen et al. patents expire end of 2014;
 we anticipate royalties will likely
 continue to ~2016
• PDL has two possible future pathways

Optimizing Stockholder Return
• Continuously evaluating alternatives
 ▪ Dividends
 ▪ Capital restructure
 ▪ Share repurchase
 ▪ Company sale
 ▪ Purchase of commercial stage, royalty
 generating assets

Investment Highlights
• Strong historic revenue growth from approved products
• Potential for additional indications from existing products, new product approvals and purchase of new royalty assets
• Potential to grow and diversify revenues with the addition of new royalty assets
• Significantly reduced expenses with no R&D burn
• Liquidity - volume averages 3 million shares/day
• Return to stockholders
 ▪ In 2011, $0.60/share to be paid in quarterly regular dividends of
 $0.15/share on March 15, June 15, September 15 and
 December 15